                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE
                     ---------------------------------------

         This Settlement Agreement and Mutual Release (the "Agreement") is made and entered into as of February 1, 2002 (the "Effective Date") by and between Medtronic, Inc. and Medtronic Physio-Control Corp. ("MPC"), formerly known as Physio-Control Corporation ("Physio") (collectively "Medtronic"), on the one hand, and Cardiac Science, Inc. ("CSI"), on the other hand.

                                    RECITALS
                                    --------

         A. Physio and CSI are parties to that certain Distribution and License Agreement, with an effective date of December 2, 1998, as amended (the "DLA"), pursuant to which, among other things, Physio agreed to distribute CSI's Powerheart defibrillator (the "Powerheart") and CSI granted a license to MPC to incorporate certain of CSI's proprietary software technology into certain of MPC's defibrillator-monitors, as described in the Second Addendum Agreement entered into as of May 1, 2000 (which amended the DLA).

         B. MPC and CSI are parties to that certain Original Equipment Manufacturer and License Agreement, with an effective date of August 15, 2000, as amended (the "OEM"), pursuant to which, among other things, MPC agreed to license and supply to CSI certain proprietary biphasic defibrillation technology and related information for integration into CSI's automatic defibrillator module.

         C. Certain disputes have arisen between Medtronic and CSI relating to performance of the DLA and the OEM, as reflected in various communications between the parties since they entered into these agreements (the "Dispute").

         D. CSI acquired SurVivaLink Corporation ("SurVivaLink") in a transaction effective on or about September 27, 2001.

         E. Subject to the terms and conditions described below, the parties to this Agreement have agreed to resolve any and all purported claims, rights, duties and defenses relating to the Dispute or otherwise.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions, and upon acknowledgment of each of the parties of the receipt of valuable consideration, the parties hereto agree as follows:

1.       RETURN OF POWERHEART UNITS
         --------------------------

         Subject to the terms and conditions of this paragraph, Medtronic shall return to CSI, free of charge, all Powerheart units (the "units") currently in its inventory. For units located in the United States (over 200 units), Medtronic shall use its best efforts, as described below, to complete the return by the Effective Date. Medtronic shall deliver units located in the United States to CSI's headquarters located at 16931 Millikan Avenue, Irvine, California 92606, and the cost of transportation shall be shared equally by Medtronic and CSI for all such units. Medtronic shall deliver units located in Europe to Cardiac Science International A/S, located at Herstedvang 8, DK-2620, Albertslund, Denmark. Medtronic shall by the Effective Date notify CSI of the number of units in Europe. CSI shall be solely responsible for the cost of transporting the units located in Europe to CSI, unless it directs Medtronic to destroy them. Because some units must he shipped from distant locations in the U.S. and Europe, it is possible that units from those locations will not be delivered to CSI until a few days after the Effective Date. Accordingly, Medtronic shall use its best efforts to deliver to CSI approximately 170 units by the Effective Date and approximately 40 additional units by February 5, 2002. To the best of Medtronic's knowledge, except for the condition of unit batteries which deplete over time, the units being returned to CSI remain in substantially the same condition as they were in when delivered to Medtronic by CSI. CSI assumes all responsibility for the devices upon their receipt, including any obligations or liabilities incident to their subsequent sale by CSI and including, without limitation, warranty obligations and product liability, if any. It is understood that CSI must test these returned units before they can be placed with customers, and that time is therefor of the essence.


2.       FORGIVENESS OF NOTE
         -------------------

         As a result of the CSI-SurVivaLink transaction described in paragraph D of the Recitals, above, there is an amount presently payable by CSI to Medtronic (hereinafter the "Note"). CSI estimates that this Note has a value of $1,132,369 as of the date of this Agreement. If the Note has a true value of $1,132,369 or less, then Medtronic hereby forgives and releases payment of all but $300,000 of the Note. However, if the Note has a true value in excess of $1,132,369 then this excess value shall be added to the $300,000 otherwise payable to Medtronic under this paragraph, and Medtronic hereby forgives and releases the remaining balance of the Note. CSI shall pay the amount owed to Medtronic, as just described, at the time it first comes due under the original terms of the Note. Except as provided in this paragraph, there will be no further adjustment of the $300,000 owed by CSI to Medtronic pursuant to this Agreement.

3.       RETURN OR DESTRUCTION OF PROPRIETARY INFORMATION
         ------------------------------------------------

         During the course of their contractual relationship under the DLA and the OEM, Medtronic and CSI have exchanged certain confidential and proprietary business information of great value to the producing party(ies) (the "Proprietary Information"), primarily in the form of intellectual property relating to both patented and unpatented technology. Such Proprietary Information includes, but is not limited to, the AECD Tachyarrhythmia Detection Software in source form and object form and all information related thereto provided by CSI to Medtronic in connection with the Second Addendum Agreement referenced in Recital A, above. Accordingly, to the greatest extent feasible, all such Proprietary Information shall be returned to its original source or destroyed within five (5) business days after the Effective Date. All Proprietary Information in hard copy form shall he returned intact. However, all Proprietary Information exchanged by electronic means (including any attachments) shall be returned in disk form whenever available; and all Proprietary Information previously retained on hard drives, tapes or disks shall be promptly expunged from the recipient's electronic information system, using a security erase operation which makes subsequent restoration of the file impossible. If any party fails, due to mistake or inadvertence, to return or destroy Propriety Information in the manner just described, such Proprietary Information shall not be put to future commercial use, in any form whatsoever, without the prior written consent of its owner and execution of a mutually acceptable licensing agreement. The parties agree that the breach of this paragraph by one party could irreparably harm the other party and, therefore, preserve their respective rights to seek injunctive relief (e.g., a temporary restraining order, preliminary injunction and/or permanent injunction) in addition to any other relief as may be warranted under the circumstances.

4.       TERMINATION OF THE DLA AND THE OEM
         ----------------------------------

         As of the Effective Date, the DLA and the OEM are duly terminated without further action of the parties, and all rights and obligations thereunder shall automatically expire without further notice.

5.       RELEASE BY CSI
         --------------

         Except as expressly provided for in this paragraph, CSI, for itself and its officers, directors, employees, parents, subsidiaries, affiliates, predecessors, successors, agents, representatives, attorneys and assigns, hereby releases and forever discharges Medtronic, Inc., Physio and MPC, and their respective officers, directors, employees, parents, subsidiaries, affiliates, predecessors, successors, agents, representatives, attorneys and assigns of and from any and all past or present allegations, claims, demands, causes of action, suits, proceedings, debts, liens, liabilities, damages, losses and expenses of any kind or character, whether known or unknown, fixed or contingent, which existed on or before the Effective Date. The foregoing release shall exclude only CSI's right to protect its Proprietary Information, as defined in paragraph 3, above, and the parties' "Intellectual Property Rights" as defined in paragraph 7, below.

6.       RELEASE BY MEDTRONIC
         --------------------

         Except as expressly provided for in this paragraph, Medtronic, Inc., Physio and MPC, for themselves and their respective officers, directors, employees, parents, subsidiaries, affiliates, predecessors, successors, agents, representatives, attorneys and assigns, hereby release and forever discharge CSI and its officers, directors, employees, parents, subsidiaries, affiliates, predecessors, successors, agents, representatives, attorneys and assigns of and from any and all past or present allegations, claims, demands, causes of action, suits, proceedings, debts, liens, liabilities, damages, losses and expenses of any kind or character, whether known or unknown, fixed or contingent, which existed on or before the Effective Date. The foregoing release shall exclude only Medtronic's right to protect its Proprietary Information, as defined in paragraph 3, above, and the parties' "Intellectual Property Rights" as defined in paragraph 7, below.

7.       PRESERVATION OF INTELLECTUAL PROPERTY RIGHTS
         --------------------------------------------

         The releases in paragraphs 5 and 6, above, do not release any claim which any party has against any other party under any patent, copyright, trademark, trade name or service mark, or under any common law counterpart thereof (hereinafter "Intellectual Property Rights"); nor does this Agreement operate to transfer any Intellectual Property Rights from any party to another. All such Intellectual Property Rights, and all claims arising thereunder, are specifically reserved to each party pursuant to this Agreement.

8.       WAIVER OF CIVIL CODE (S) 1542
         -----------------------------

         With the exception of rights reserved in paragraphs 3 and 7, above, the parties hereby expressly waive and relinquish any and all rights and benefits which each may otherwise have pursuant to California Civil Code (s) 1542, which provides that:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The parties each acknowledge that they may hereafter discover facts different from, or in addition to, those which they now know or believe to be true, and each hereby expressly agrees to assume the risk of the possible discovery of additional or different facts, and agrees that this Agreement shall be and remain effective in all respects regardless of such additional or different facts.

9.       GENERAL PROVISIONS
         ------------------

         (a) This Agreement is a compromise of the disputes between the parties and should not be treated as an admission of liability by any party for any purpose whatsoever.

         (b) This Agreement, which includes the foregoing Recitals, constitutes the final and entire agreement between the parties hereto pertaining to the subject matter hereof. There are no warranties, representations or other agreements (either written or oral) between the parties except as expressly set forth herein. No supplementation, modification, waiver or termination of this Agreement shall be binding unless reduced to writing and signed by a duly authorized representative of the party to be bound thereby.

         (c) No waiver of any one or more provisions of this Agreement shall be deemed or shall constitute a waiver of any of the other provisions hereof; whether or not similar, nor shall such waiver constitute a continuing waiver.

         (d) This Agreement may be modified only in writing, executed by a duly authorized representative of all the parties hereto.

         (e) Each of the parties hereto, and their respective counsel, shall execute and deliver whatever documents and instruments may be necessary and appropriate to effectuate the terms hereof.

         (f) This Agreement may be executed in counterparts and, as so executed, shall constitute one agreement binding on all parties. Also, a facsimile copy of this Agreement shall be deemed to be an original. This Agreement may be signed by facsimile and shall be final at that time, even though the parties anticipate collecting original signatures for their respective files.

         (g) This Agreement shall inure to the benefit of, and shall be binding upon, all respective successors and assigns of the parties hereto.

         (h) If any legal action or other proceeding is brought to enforce this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the prevailing party in that action or proceeding shall be entitled to recover its reasonable attorneys' fees and other costs in addition to any other legal or equitable relief to which that party may be entitled.

         (i) The parties hereto have been represented by independent counsel of their own choice throughout the negotiations which preceded execution of this Agreement. This Agreement shall be construed fairly as to all parties and not in favor of or against one or more of the parties, regardless of which party prepared this Agreement, and the parties hereby waive California Civil Code ss. 1654.

         (j) The parties agree that if any provision of this Agreement is asserted by any party or determined by a final judgment of a court of competent jurisdiction to be illegal or unenforceable, such assertion or determination shall not affect the balance of this Agreement, which shall remain in full force and effect. Such invalid provision shall be deemed severable, unless severing such provision would destroy the essence of the Agreement.

         (k) The parties warrant that each of them has the legal right and capacity to enter into this Agreement, and that this Agreement is not in conflict with any other agreements to which any of the parties is bound.

         (l) Time is of the essence in performing all obligations arising under this Agreement.

         (m) This Agreement shall be governed by and interpreted under and according to the laws of the State of California, without regard to choice of law principles.

10.      NOTICES
         -------

         All notices and other communications relating to this Agreement shall be in writing and shall be deemed given when delivered personally or on the second succeeding business day after being mailed by registered or certified mail, deposited in the United States Mail, postage prepaid, return receipt requested, to the appropriate party at the address below or at such other address for such party as shall be specified hereafter by written notice:

         (a)  If to Medtronic:

                  Jon Tremmel
                  President
                  Medtronic Physio-Control Corp.
                  11811 Willows Road NE
                  P.O. Box 97006
                  Redmond, WA 98073-9706

         copy to: Robert P. Mallory, Esq.
                  McDermott, Will & Emery
                  2049 Century Park East
                  Suite 3400
                  Los Angeles, CA 90067

         (b)  If to CSI:

                  Raymond W. Cohen
                  President and CEO
                  Cardiac Science, Inc.
                  16931 Millikan Ave.
                  Irvine, CA 92606

         copy to: Kevin G. McBride, Esq.
                  Jones, Day, Reavis & Pogue
                  555 West Fifth Street
                  Suite 4600
                  Los Angeles, CA 90071

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date, stated above, as follows:

MEDTRONIC, INC.                          CARDIAC SCIENCE, INC.


By:                                      By:
    --------------------------------         ----------------------------------
Its:                                     Its:
     -------------------------------          ---------------------------------


MEDTRONIC PHYSIO-CONTROL
CORP., formerly known as PHYSIO-
CONTROL CORPORATION

By:
    --------------------------------
Its:
     -------------------------------